Supplement Dated August 30, 2001

AAL VARIABLE ANNUITY ACCOUNT I

dated March 1, 2001

AAL VARIABLE PRODUCT SERIES FUND, INC.

dated March 1, 2001 as supplemented July 5, 2001

The information below supplements the information in the above mentioned prospectuses.

On June 26, 2001, the Board of Directors of AAL gave initial approval to a merger with Lutheran Brotherhood, a fraternal benefit society headquartered in Minneapolis, Minnesota. The merger is subject to approval from several government agencies and certain other conditions. Among the conditions, Lutheran Brotherhood member delegates and the AAL Board must give final approval. The merger is expected to close on December 31, 2001.

AAL VARIABLE ANNUITY ACCOUNT I

The information below supplements the information in the above-mentioned prospectus.

  On page 2, insert the following into the section entitled " Definitions":

  “Good Order” - any request that is made upon the appropriate, fully completed and executed AAL form.

  On page 3, in the section entitled "Definitions":

  The term and definition for "written request" are deleted from the glossary.

  On page 5, the following replaces the second sentence in the subsection entitled "Transfers":

  You may make 12 free transfers between one or more subaccounts in each Certificate year. Following the 12th transfer, each transfer will result in a $10 charge.

  (This language should also replaces: note #2 on page 7 under the subsection entitled “Notes to Fee and Expense Table,” bullet point #3 on page 20 under the subsection entitled “Transfers among Subaccounts and/or the Fixed Account,” and on page 27 subsection entitled “Transfer Charge.”)

  To correct certain typographical errors, the following has been changed:

       Presently:                                             Should Be:

                        (on page 4 under Investment Options)

     o  AAL Small Cap Stock Portfolio (AAL Variable         o  AAL Small Cap Index Portfolio (AAL Variable
        Product Small Company Stock Portfolio)                 Product Small Company Stock Portfolio)
     o  AAL Small Cap Index Portfolio                       o  AAL Small Cap Stock Portfolio

                        (on page 12 under Portfolio Investment)

     o  AAL Small Cap Index Stock Portfolio (AAL            o  AAL Small Cap Index Portfolio (AAL Variable
        Variable Product Small Company Stock Portfolio)        Product Small Company Stock Portfolio)
     o  AAL Small Cap Portfolio                             o  AAL Small Cap Stock Portfolio
  On page 21, add the following to the subsection entitled "Surrenders and Withdrawals Before the Annuity Commencement Date":

  To completely surrender your Certificate and receive your cash surrender value or for partial withdrawals, you must submit a signed AAL surrender form to our service center. The surrender or withdrawal will not be processed until we receive your surrender request in Good Order. (“Good Order” is defined as any request that is made upon the appropriate, fully completed and executed AAL form.) You may obtain a form by contacting your AAL representative or calling our service center at (800) 225-5225. We do not accept telephone requests for full surrenders.

  On page 27, under the section entitled “Certificate Fees and Charges” add the following to the subsection labeled “Waiver of Withdrawal and Surrender Charges”:
  AAL will waive surrender charges for AAL employees for full surrenders and withdrawals in excess of 10% of the Certificate’s accumulated value. AAL may vary the charges and other terms of the Certificates if special circumstances result in reduced sales expenses, administrative expenses, or various risks. Variations may occur in certificates sold to members of a class of associated individuals, an employer or other entities representing an associated class.

These variations in charges will not be unfairly discriminatory to the interests of other Certificate owners.

AAL VARIABLE PRODUCT SERIES FUND, INC.

The information below supplements the information in the above-mentioned prospectus.

  On page 45 and 46, under the section entitled "Portfolio Managers", the portfolio manager has changed to the following:

  AAL Small Cap Index Portfolio
  AAL Mid Cap Index Portfolio
  AAL Large Company Index Portfolio

  Timothy C. Utecht, CFA

  Timothy C. Utecht has managed the day-to-day portfolio investments since August 30, 2001. For the last five years, Mr. Utecht was an equity analyst for AAL Capital Management Corporation. Initially, Mr. Utecht was responsible for industry and sector analysis and serving as the primary analyst for the AAL Equity Income Fund for the last three years.

Please retain this supplement with your prospectuses.